UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Amendment No. 1

     Date of Report (Date of earliest event reported): January 3, 2005

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY, 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.B SECTION 15.(A) OF THE BYLAWS

Explanatory Note:

This Form 8-K/A is filed to include the text of the amendment to Section 15.(a) of the Bylaws of Bristol-Myers Squibb Company, effective as of January 3, 2005, as required by the Form 8-K rules.

Item 9.01. Financial Statements and Exhibits

c)	Exhibits

Exhibit No.	Description

3b.	Section 15.(a) of the Bylaws of Bristol-Myers Squibb Company, effective as of January 3, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

Date: January 18, 2005

By: /s/ Sandra Leung
Name: Sandra Leung
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

3b.	Section 15.(a) of the Bylaws of Bristol-Myers Squibb Company, effective as of January 3, 2005.